Statement of Additional Information Supplement	January 30, 2024

Putnam California Tax Exempt Income Fund

Putnam Diversified Income Trust

Putnam Tax Exempt Income Fund

Statements of Additional Information dated January 30, 2024

Until February 1, 2024, the first three paragraphs in the section “CHARGES AND EXPENSES” are deleted in their entirety and replaced with the following:

On January 1, 2024 (the “Effective Date”), a subsidiary of Franklin Resources, Inc. (“Franklin Resources”) acquired Putnam U.S. Holdings I, LLC (“Putnam Holdings”) in a stock and cash transaction (the “Transaction”). As a result of the Transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and the investment manager to your fund, Putnam Investments Limited (“PIL”), an indirect, wholly-owned subsidiary of Putnam Holdings and a sub-adviser to your fund, became indirect, wholly-owned subsidiaries of Franklin Resources.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction resulted in the automatic termination of the management contract between your fund and Putnam Management and the related sub-management contract between Putnam Management and PIL that was in place for your fund before the Transaction. A shareholder meeting for your fund has been called to approve new management and sub-management contracts. In the meantime, Putnam Management and PIL continue to provide uninterrupted services with respect to your fund pursuant to an interim management contract (the “Interim Management Contract”) and an interim sub-management contract (together with the Interim Management Contract, the “Interim Advisory Contracts”) that were approved by your fund’s Board of Trustees for use while your fund continues to seek shareholder approval of new management and sub-management contracts.

The terms of the Interim Advisory Contracts are identical to those of the management and sub-management contracts for your fund that were in place prior to consummation of the Transaction, except for the term of the contracts and those provisions required by regulation, including the escrow provision described below. Each Interim Advisory Contract took effect upon the consummation of the Transaction on the Effective Date and will continue in effect for a term ending on the earlier of 150 days from the Effective Date (the “150-day period”) or, if shareholders of your fund approve new management and sub-management contracts, the effective date of the new contracts. The Board of Trustees or a “majority of the outstanding voting securities,” as defined in the 1940 Act, may terminate an Interim Advisory Contract on 10 calendar days’ written notice without the payment of any penalty. Pursuant to Rule 15a–4 under the 1940 Act, compensation earned under the Interim Advisory Contracts will be held in an interest-bearing escrow account. If shareholders of your fund approve new management and sub-management contracts before the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Contracts, plus interest earned, will be paid to Putnam

Management and PIL, as applicable. If shareholders of your fund do not approve new management and sub-management contracts before the end of the 150-day period, the Board of Trustees will consider what further action to take consistent with their fiduciary duties to the fund, and Putnam Management and PIL will be paid the lesser of their costs incurred in performing services under the Interim Advisory Contracts or the total amount of the escrow account, plus interest earned.

Please see “Management-The Sub-Manager” for information about the sub-management contract.

Until February 1, 2024, the first sentence in the sub-section “Management fees” in the section “CHARGES AND EXPENSES” is deleted in its entirety and replaced with the following:

Under the Interim Management Contract, the fund pays a monthly fee to Putnam Management.

Shareholders should retain this Supplement for future reference.